Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	4

2. AMENDMENT/MODIFICATION NO. 069	3. EFFECTIVE DATE 08/23/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This modification supersedes any prior understanding of the parties with respect to the matters addressed.

The purpose of this modification is to incorporate the following:

A. Hex84

1. The following definitions are added to Clause B-1: Definitions as follows:

“Hex84” Item: Identified as having an URSA value for the shipment that does not match the sort hub (excluding MEM) where the shipment was sent.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 9/8/16	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 9/8/16

CONTINUATION SHEET			REQUISITION NO.	Page 2	Of 4
CONTRACT/ORDER NO. ACN-13-FX/069	AWARD/ EFFECTIVE DATE 08/23/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Hex84 Scan: Type of scan designated for a handling unit or piece that is sent to the incorrect Hub and identified by the aviation supplier as a “Hex84” item.

2. Beginning at line 1309, within the “Payment Processing – Day Network – Per Cube” section of the contract, the following is inserted:

A handling unit or piece that is sent to the incorrect Hub will be identified by the aviation supplier as a “Hex84” item. “Hex84” items are identified as having an URSA value for the shipment that does not match the sort hub (excluding MEM) where the shipment was sent. The aviation supplier will move the handling unit or piece through the correct hub on the next operating day. The original RDT will be adjusted to the next operational day’s RDT for the shipment destination and the shipment will also be eligible for additional RDT adjustments and waivers from service for the next operational day. [*]

Payment for Hex84 will be managed through the reconciliation process. In the event a Delivery Scan is not received on the original shipment the Hex84 charges still apply for the additional Movement and sort rate.

B. ULD Damage

1. Upon determination and agreement of the type of damage to ULD containers, payment will be issued per the ULD Damage Rates Matrix. The ULD Damage Rates Matrix will be incorporated as Attachment 20 to the contract.

Payment for any damages will be documented and managed through the reconciliation process.

C. Attachment 14 Updates

Continued…

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 3	OF 4
CONTRACT/ORDER NO. ACN-13-FX/069	AWARD/ EFFECTIVE DATE 08/23/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1. The first paragraph is changed

FROM:
“Contract Density” will be calculated based on the sum of all assigned rounded weights for handling types “D” (loose Mixed Handling Units), and “M” (Day Hub assignments) minus handling type “M”s that were matched to loose Handling Units in the contingency process (MCX). The total of these pounds will be divided by the total Cubic Feet of all D&Rs rated as handling types “C” (Mixed ULDs) and “H” (Partial Containers). The density calculation will be rounded to the nearest hundredth.

TO:
“Contract Density” will be calculated based on the sum of all assigned rounded weights for handling types “D” (loose Mixed Handling Units), “F” (loose Ad Hoc Truck Handling Unit) minus any type “D” and “F” shipments that should have been classified as type “E” (loose USPS trucking origin units), and “M” (Day Hub assignments) minus handling type “M”s that were matched to loose Handling Units in the contingency process (MCX). The total of these pounds will be divided by the total Cubic Feet of all D&Rs rated as handling types “C” (Mixed ULDs) and “H” (Partial Containers). The Cubic Feet used for Adhoc trucking volume for density calculations will be 3790. The density calculation will be rounded to the nearest hundredth.

2. The last paragraph is changed
FROM:
The agreed to “Contract Density” to be used for the contract measurement and during the Reconciliation Process is as follows (Operating Periods through 24 are shown below, the process described above will be followed for all future Operating Periods):

TO:
The agreed to “Contract Density” to be used for the contract measurement and during the Reconciliation Process is as follows (Operating
Continued…

CONTINUATION SHEET			REQUISITION NO.	PAGE 4	OF 4
CONTRACT/ORDER NO. ACN-13-FX/069	AWARD/ EFFECTIVE DATE 08/23/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Periods through 84 are shown below, the process described above will be followed for all future Operating Periods):

3. The Operating Period “Contract Density” table is updated to include all operating periods through 2020 as attached.

D. Attachment 15 Updates

1. The fifth paragraph is changed

FROM:

The Day Turn will include handling types A, D, and E total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

TO:

The Day Turn will include handling types A, D, E, and F total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

- - - - - - - - - - - - - - - - - -

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/30/2020

Attachment 14

Contract Density for the Day Network

August 24, 2016

“Contract Density” will be measured by the invoicing system of record. It will measure the density (pounds per cubic foot) to be used as referenced in the following sections of the contract:

•	Part 1: Statement of Work; Reduction in Payment

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered in ULDs

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Surface Trucks

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

“Contract Density” will be calculated based on the sum of all assigned rounded weights for handling types “D” (loose Mixed Handling Units), “F” (loose Ad Hoc Truck Handling Unit) minus any type “D” and “F” shipments that should have been classified as type “E” (loose USPS trucking origin units), and “M” (Day Hub assignments) minus handling type “M”s that were matched to loose Handling Units in the contingency process (MCX). The total of these pounds will be divided by the total Cubic Feet of all D&Rs rated as handling types “C” (Mixed ULDs) and “H” (Partial Containers). The Cubic Feet used for Adhoc trucking volume for density calculations will be 3790. The density calculation will be rounded to the nearest hundredth.

“Contract Density” will be based on the actual density calculated from two operating periods prior to the operating period being invoiced. With the following exceptions, “Peak Season” (December Operating Period) “Contract Density” will use the actual density from the prior year’s Peak Season. Both, January and February Operating Periods will use the actual November density from the same contract (fiscal) year.

This “Contract Density” measurement process will begin with Operating Period 11and continue through the end of the contract unless the parties mutually agree to a change. For Operating Periods 9 and 10, “Contract Density” will be calculated using data from the invoice of record, and the process outlined in the legacy system associated with contract FXNET-2006-01 from Operating Periods 7 and 8.

In addition, for Operating Periods 1 through 8, the Postal Service and FedEx agree to reconcile each Operating Period using the actual density as measured under the prior contract, FXNET- 2006-01, and agreed to by both parties as shown in the table below.

The agreed to “Contract Density” to be used for the contract measurement and during the Reconciliation Process is as follows (Operating Periods through 84 are shown below, the process described above will be followed for all future Operating Periods):

Operating Period	Contract Density	Process
1 (Oct-13)	[*]	Recalculate using this actual density
2 (Nov-13)	[*]	Recalculate using this actual density
3 (Dec-13)	[*]	Recalculate using this actual density
4 (Jan-14)	[*]	Recalculate using this actual density
5 (Feb-14)	[*]	Recalculate using this actual density
6 (Mar-14)	[*]	Recalculate using this actual density
7 (Apr-14)	[*]	Recalculate using this actual density
8 (May-14)	[*]	Recalculate using this actual density
9 (Jun-14)	14-Apr	Two Prior OP Actual
10 (Jul-14)	14-May	Two Prior OP Actual
11 (Aug-14)	14-Jun	Two Prior OP Actual
12 (Sep-14)	14-Jul	Two Prior OP Actual
13 (Oct-14)	14-Aug	Two Prior OP Actual
14 (Nov-14)	14-Sep	Two Prior OP Actual
15 (Dec-14)	[*]	Previous Year’s Actual Density
16 (Jan-15)	14-Nov	Two Prior OP Actual
17 (Feb-15)	14-Nov	Three Prior OP Actual
18 (Mar-15)	15-Jan	Two Prior OP Actual
19 (Apr-15)	15-Feb	Two Prior OP Actual
20 (May-15)	15-Mar	Two Prior OP Actual
21 (Jun-15)	15-Apr	Two Prior OP Actual
22 (Jul-15)	15-May	Two Prior OP Actual
23 (Aug-15)	15-Jun	Two Prior OP Actual
24 (Sep-15)	15-Jul	Two Prior OP Actual
25 (Oct-15)	15-Aug	Two Prior OP Actual
26 (Nov-15)	15-Sep	Two Prior OP Actual
27 (Dec-15)	[*]	Previous Year’s Actual Density
28 (Jan-16)	15-Nov	Two Prior OP Actual
29 (Feb-16)	15-Nov	Three Prior OP Actual
30 (Mar-16)	16-Jan	Two Prior OP Actual
31 (Apr-16)	16-Feb	Two Prior OP Actual
32 (May-16)	16-Mar	Two Prior OP Actual
33 (Jun-16)	16-Apr	Two Prior OP Actual
34 (Jul-16)	16-May	Two Prior OP Actual
35 (Aug-16)	16-Jun	Two Prior OP Actual
36 (Sep-16)	16-Jul	Two Prior OP Actual
37 (Oct-16)	16-Aug	Two Prior OP Actual
38 (Nov-16)	16-Sep	Two Prior OP Actual
39 (Dec-16)	[*]	Previous Year’s Actual Density
40 (Jan-17)	16-Nov	Two Prior OP Actual
41 (Feb-17)	16-Nov	Three Prior OP Actual
42 (Mar-17)	17-Jan	Two Prior OP Actual
43 (Apr-17)	17-Feb	Two Prior OP Actual
44 (May-17)	17-Mar	Two Prior OP Actual
45 (Jun-17)	17-Apr	Two Prior OP Actual
46 (Jul-17)	17-May	Two Prior OP Actual
47 (Aug-17)	17-Jun	Two Prior OP Actual
48 (Sep-17)	17-Jul	Two Prior OP Actual

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Operating Period	Contract Density	Process
45 (Jun-17)	17-Apr	Two Prior OP Actual
46 (Jul-17)	17-May	Two Prior OP Actual
47 (Aug-17)	17-Jun	Two Prior OP Actual
48 (Sep-17)	17-Jul	Two Prior OP Actual
49 (Oct-17)	17-Aug	Two Prior OP Actual
50 (Nov-17)	17-Sep	Two Prior OP Actual
51 (Dec-17)	[*]	Previous Year’s Actual Density
52 (Jan-18)	17-Nov	Two Prior OP Actual
53 (Feb-18)	17-Nov	Three Prior OP Actual
54 (Mar-18)	18-Jan	Two Prior OP Actual
55 (Apr-18)	18-Feb	Two Prior OP Actual
56 (May-18)	18-Mar	Two Prior OP Actual
57 (Jun-18)	18-Apr	Two Prior OP Actual
58 (Jul-18)	18-May	Two Prior OP Actual
59 (Aug-18)	18-Jun	Two Prior OP Actual
60 (Sep-18)	18-Jul	Two Prior OP Actual
61 (Oct-18)	18-Aug	Two Prior OP Actual
62 (Nov-18)	18-Sep	Two Prior OP Actual
63 (Dec-18)	[*]	Previous Year’s Actual Density
64 (Jan-19)	18-Nov	Two Prior OP Actual
65 (Feb-19)	18-Nov	Three Prior OP Actual
66 (Mar-19)	19-Jan	Two Prior OP Actual
67 (Apr-19)	19-Feb	Two Prior OP Actual
68 (May-19)	19-Mar	Two Prior OP Actual
69 (Jun-19)	19-Apr	Two Prior OP Actual
70 (Jul-19)	19-May	Two Prior OP Actual
71 (Aug-19)	19-Jun	Two Prior OP Actual
72 (Sep-19)	19-Jul	Two Prior OP Actual
73 (Oct-19)	19-Aug	Two Prior OP Actual
74 (Nov-19)	19-Sep	Two Prior OP Actual
75 (Dec-19)	[*]	Previous Year’s Actual Density
76 (Jan-20)	19-Nov	Two Prior OP Actual
77 (Feb-20)	19-Nov	Three Prior OP Actual
78 (Mar-20)	20-Jan	Two Prior OP Actual
79 (Apr-20)	20-Feb	Two Prior OP Actual
80 (May-20)	20-Mar	Two Prior OP Actual
81 (Jun-20)	20-Apr	Two Prior OP Actual
82 (Jul-20)	20-May	Two Prior OP Actual
83 (Aug-20)	20-Jun	Two Prior OP Actual
84 (Sep-20)	20-Jul	Two Prior OP Actual

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 15: Average Weights

Attachment 15

Average Weight

July 19, 2016

This attachment describes the process to establish the Average Weight used for D&Rs (Handling Units) where the actual weight is not available or is not correct. Beginning with Operating Period 1, the process established in contract FXNET-2006-01 (legacy) for Average Weights will be used until the Operating Period during which the Postal Service invoicing system is implemented. Beginning with the Operating Period during which the Postal Service invoicing system is implemented and for all subsequent Operating periods the following process will be in effect:

These average weights will be used in reconciliation and SASS will use these averages weights for all HUP, FXI and FXO assignments.

The average weight will be calculated at the end of each operating period as follows:

Sum the weight of all handling units by invoiced Handling Type.

The Day Turn will include handling types A, D, E, and F total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The Night Turn will include handling types I and K total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The result is then rounded to the nearest pound.

The Average Weight calculation from two operating periods prior will be used for the operating period being invoiced and reconciled. This process will not be adjusted or changed in reconciliation.

Air Cargo Network

Contract ACN-13-FX

Attachment 20: ULD Damage Matrix

Attachment 20

ULD Damage Matrix

July 19, 2016

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.